Exhibit 10.3

Amendment to the Investment Agreement

dated as of July 18, 2023

between

Santhera Pharmaceuticals Holding AG Hohenrainstrasse 24 4133 Pratteln Switzerland	(the Company)

and

Catalyst Pharmaceuticals, Inc. 355 Alhambra Circle Suite 801 Coral Gables, Florida 33134 USA	(the Investor)

(each the Company and

the Investor a Party and

together the Parties)

Amendment to the Investment Agreement between Santhera Pharmaceuticals Holding AG and Catalyst Pharmaceuticals, Inc.

Whereas

A.

As of June 19, 2023, the Parties entered into an investment agreement (the Investment Agreement) regarding the private placement of 14,146,882 pre-Reverse Split Treasury Shares of the Company with the Investor.

B.	The Parties wish to amend the Investment Agreement by way of this amendment agreement (the Amendment Agreement).

Now, therefore, the Parties agree as follows:

1.	Unless otherwise defined in this Amendment Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Investment Agreement.

2.	The Parties agree that Article 5.2(b) of the Investment Agreement shall be deleted in its entirety without replacement.

3.	Save as varied by this Amendment Agreement, all terms and conditions of the Investment Agreement shall remain in full force and effect as set forth therein.

4.	Article 7 (General Provisions) of the Investment Agreement shall apply mutatis mutandis to this Amendment Agreement.

5.	This Amendment Agreement shall be exclusively governed by and construed in accordance with the substantive laws of Switzerland, excluding its conflict of laws principles.

6.

Disputes under this Amendment Agreement shall be resolved by binding arbitration conducted in the manner and at the place set forth in the applicable provision of the License and Collaboration Agreement.

[Signatures on next page]

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Executed as of the date written on the cover page to this Amendment Agreement.

Santhera Pharmaceuticals Holding AG

/s/ Andrew Smith	/s/ Oliver Strub
Andrew Smith CFO	Oliver Strub General Counsel

[signature page to the Amendment Agreement]

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Executed as of the date written on the cover page to this Amendment Agreement.

Catalyst Pharmaceuticals, Inc.

/s/ Patrick J. McEnany
Patrick J. McEnany Chairman and CEO

[signature page to the Amendment Agreement]

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